UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): August 14, 2006


                            PEOPLE'S LIBERATION, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                   000-16075                     86-0449546
(State or other jurisdiction      (Commission                 (I.R.S. Employer
     of incorporation)            File Number)               Identification No.)


               150 WEST JEFFERSON BOULEVARD, LOS ANGELES, CA 90007
                (Address of Principal Executive Offices/Zip Code)

                                 (213) 745-2123
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On August 14, 2006, People's Liberation, Inc. issued a press release announcing its 2006 second quarter financial results, a copy of which is attached hereto as Exhibit 99.1.

         The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 2.02 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

         In addition to historic information, this report, including the exhibit, contains forward-looking statements regarding events, performance and financial trends. Various factors could affect future results and could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Some of those factors are identified in the exhibit, and in our periodic reports filed with the Securities and Exchange Commission.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS


         (c)      Exhibits.

                  The following exhibit is filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------

                  99.1 Press release issued by People's Liberation, Inc., dated August 14, 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           People's Liberation, Inc.



Date:    August 14, 2006             By:   /s/ Darryn Barber
                                           ---------------------------------
                                           Darryn Barber
                                           Chief Financial Officer and Chief
                                           Operating Officer

                                  EXHIBIT INDEX



EXHIBIT NUMBER                        DESCRIPTION OF EXHIBIT
--------------    --------------------------------------------------------------

99.1              Press  release  issued by  People's  Liberation,  Inc.,  dated
                  August 14, 2006.